Exhibit 10.13

Via DHL Delivery and
First Class Mail
September 26, 2002

Thermadyne Holdings Corporation
101 South Hanley Road
St. Louis, Missouri 63105
314 746 2328
Fax: 314 746 2327
E-Mail: patty_williams@thermadyne.com
Patricia S. Williams
Vice President, General Counsel
and Corporate Secretary

Mr. Mark Saturno
First Industrial Realty Trust, Inc.
9450 West Bryn Mawr, Suite 150
Rosemont, IL 60018
Re: Exercise of Option to Extend: 2800 Airport Road, Denton, Texas
Dear Mark:
On August 11, 1988, First Industrial Realty Trust, Inc. (which is the successor to National Warehouse Investment Company) and Victor Equipment Company entered into an Amended and Restated Industrial Real Property Lease (the “Lease”) for a building located at 2800 Airport Road, Denton Texas.
Under section 16.10 of the Lease, Victor Equipment Company hereby exercises its option to extend the Lease for five additional years.
Please feel free to contact me if I can provide you with anything further.
Sincerely,

Patricia S. Williams
Ltrs7008/kb
cc: Jim Tate